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Exhibit (a)(1)(F)

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. Offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

        If you have sold or otherwise transferred any of your registered holdings of ILOG ordinary shares, please pass a copy of this document and the accompanying U.S. Offer to Purchase, dated October 14, 2008 (the "Offer to Purchase"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the U.S. Offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever, including without limitation mail, facsimile, transmission, telex or telephone.

FORM OF ACCEPTANCE
To Tender Ordinary Shares
of
ILOG S.A.
(ISIN: FR0004042364)
Pursuant to the U.S. Offer to Purchase for Cash
by
CITLOI S.A.S

          THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON NOVEMBER 17, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

        THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ACCEPTANCE SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ACCEPTANCE IS COMPLETED.

        ACCEPTANCE OF THE U.S. OFFER IN RESPECT OF ILOG ADSs OR WARRANTS CANNOT BE MADE BY MEANS OF THIS FORM OF ACCEPTANCE.

DESCRIPTION OF ILOG ORDINARY SHARES TENDERED

Name(s) and Address(es) of Registered owner(s)	ILOG ORDINARY SHARE(S) TENDERED (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)

	Certificate Number(s)	Total Number of ILOG Ordinary Shares Represented by Certificate(s)	Number of ILOG Ordinary Shares Tendered*

Total Certificated ILOG Ordinary Shares Tendered

Total Book-Entry ILOG Ordinary Shares Tendered

Total ILOG Ordinary Shares Tendered

*	Unless otherwise indicated, it will be assumed that all ILOG ordinary shares described above are being tendered.

        This form of acceptance is to be completed by holders of ordinary shares, nominal value €1.00 per share, of ILOG S.A., a French société anonyme. Your bank or broker can assist you in completing this form of acceptance. The instructions included with this form of acceptance must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this form of acceptance may be directed to Georgeson Inc., the information agent (the "Information Agent"), at the address and telephone numbers indicated below.

        Delivery of this form of acceptance and any other required documents to the French financial intermediary or U.S. custodian (each a "Financial Intermediary") by holders of ILOG ordinary shares will be deemed an acceptance of the U.S. Offer by such holder with respect to such ILOG ordinary shares subject to the terms and conditions set out in the Offer to Purchase and this form of acceptance.

        If you hold ILOG ordinary shares in pure registered form (nominatif pur), you cannot tender them unless you first request that they be converted to administered registered form (nominatif administré) or bearer form (au porteur). ILOG ordinary shares held in pure registered form (nominatif pur) are registered in the books of ILOG and are held in an account maintained by BNP Paribas Securities Services, the shareholder services provider that ILOG has appointed. ILOG ordinary shares held in administered registered form (nominatif administré) are also registered in the books of ILOG but are held in an account maintained by an authorized financial intermediary (intermediaire financier habilité) of your own choice. ILOG ordinary shares held in bearer form (au porteur) are not registered in the books of the company and are held in an account maintained by an authorized financial intermediary of your own choice. If you wish to tender ILOG ordinary shares that you hold in pure registered form, you must arrange with your Financial Intermediary to open an account in which your ILOG ordinary shares will be held. This process may involve the execution of a "mandat d'administration", in the case of a request to convert your ILOG ordinary shares into administered registered form, or the execution of a "convention de service et d'ouverture de compte", in the case of a request to convert your ILOG ordinary shares into bearer form, the content of both contracts being prescribed by the French Autorité des marchés financiers (the "AMF"). You should then send BNP Paribas Securities Services, in its capacity as ILOG's shareholder services provider, an instruction to convert your ILOG ordinary shares to administered registered form or bearer form, as applicable, and the identification of the account to which your ILOG ordinary shares should be transferred. (Your authorized Financial Intermediary will provide you with the appropriate instruction form.) BNP Paribas Securities Services will then take the necessary steps to deliver your ILOG ordinary shares to the account identified in the instruction, in the case of conversion to administered registered form (nominatif administré), or to instruct the central depositary system (Euroclear France) to proceed with the conversion of your ILOG ordinary shares to bearer form and to deliver them to the identified account. The conversion takes approximately one to five French Trading Days (a "French Trading Day" being a day on which Euronext Paris S.A. is open for trading), and you will be responsible for any related fees, commissions and expenses. You may contact BNP Paribas Securities Services at 011 33 1 55 77 95 13 for assistance in converting your shares.

        ILOG ordinary shares held of record by persons who are non-U.S. holders (within the meaning of Rule 14d-1(d) under the United States Securities Exchange Act of 1934, as amended) cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent offer in France (the "French Offer"). Information on the French Offer may be obtained from the Information Agent.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS FORM OF ACCEPTANCE CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to CITLOI S.A.S., a French société par actions simplifiée, the above-described ordinary shares of ILOG S.A., a French société anonyme, pursuant to CITLOI S.A.S.'s offer to purchase all outstanding ILOG ordinary shares for cash in an amount of €10.00 net per ordinary share, upon the terms and subject to the conditions set forth in the U.S. Offer to Purchase, dated October 14, 2008 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this form of acceptance (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "U.S. Offer"). The U.S. Offer is being made in connection with CITLOI S.A.S.'s offer to acquire all of the outstanding ILOG ordinary shares, including ILOG ordinary shares represented by ILOG ADSs, and ILOG warrants.

        On the terms and subject to the conditions of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for payment of, and payment for, the ILOG ordinary shares tendered herewith in accordance with the terms of the U.S. Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, CITLOI S.A.S., all right, title and interest in and to all of the ILOG ordinary shares being tendered hereby and any and all dividends, distributions (including, without limitation, distributions of additional ILOG ordinary shares), rights or other securities issued or issuable in respect of such ILOG ordinary shares on or after the settlement date of the U.S. Offer, and appoints CITLOI S.A.S. the true and lawful agent and attorney-in-fact of the undersigned with respect to such ILOG ordinary shares (and any distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such holder's rights with respect to such ILOG ordinary shares (and any distributions) (a) to transfer ownership of such ILOG ordinary shares (and any distributions) on the account books maintained by Euroclear, together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of CITLOI S.A.S., (b) to present such ILOG ordinary shares (and any distributions) for transfer on the books of ILOG and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ILOG ordinary shares (and any distributions), all in accordance with the terms and the conditions of the U.S. Offer.

        The undersigned hereby instructs the Financial Intermediary to tender, or to cause to be tendered, the ILOG ordinary shares as part of the French centralizing procedures within three French trading days after the expiration of the U.S. Offer.

        The undersigned hereby irrevocably appoints the designees of CITLOI S.A.S., and each of them, the attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such holder's rights with respect to the ILOG ordinary shares tendered hereby which have been accepted for payment by CITLOI S.A.S. and with respect to any distributions. Subject to applicable law, the designees of CITLOI S.A.S. will, with respect to the ILOG ordinary shares (and any associated distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any ordinary, extraordinary or adjourned meeting of ILOG's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered ILOG ordinary shares. Such appointment is effective upon the acceptance by CITLOI S.A.S. of the ILOG ordinary shares tendered. If the U.S. Offer is successful, CITLOI S.A.S. will be deemed to have accepted for payment ILOG ordinary shares validly tendered and not withdrawn on the expiration date of the offers, as set forth in the final results of the offers published by the French Autorité des marchés financiers (the "AMF"). Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given with respect to such ILOG ordinary shares (and any associated distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). CITLOI S.A.S. reserves the right to require that, in order for ILOG ordinary shares to be deemed validly tendered, immediately upon CITLOI S.A.S.'s acceptance of such ILOG ordinary shares, subject to applicable law, CITLOI S.A.S. must be able to exercise full voting rights with respect to such ILOG ordinary shares (and any associated distributions), including voting at any meeting of shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ILOG ordinary shares (and any distributions) tendered hereby and, when the same are accepted for payment by CITLOI S.A.S., CITLOI S.A.S. will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Financial Intermediary or CITLOI S.A.S. to be necessary or desirable to complete the sale, assignment and transfer of the ILOG ordinary shares (and any distributions) tendered hereby. In addition, the undersigned will promptly remit and transfer to the Financial Intermediary for the account of CITLOI S.A.S. any and all distributions in respect of the ILOG ordinary shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, CITLOI S.A.S. shall be entitled to all rights and privileges as owner of any such distributions and may withhold the entire consideration offered or deduct from the consideration offered the amount or value thereof, as determined by CITLOI S.A.S. in its sole discretion.

        The undersigned agrees that under no circumstances will interest be paid on the purchase price of ILOG ordinary shares, regardless of any delay in payment for such securities. The undersigned also understands that, if the Offers are withdrawn or lapse, the ILOG securities that holders tendered in the Offers will be promptly returned to such holders, without interest or any other payment being due.

        All authority conferred or agreed to be conferred pursuant to this form of acceptance shall not be affected by, and shall survive, the death or incapacity of and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of the ILOG ordinary shares pursuant to the procedures described in the Offer to Purchase under "THE TENDER OFFER—3. Procedure for Accepting this Offer and Tendering Securities—Shares", and the instructions hereto, will constitute a binding agreement between the undersigned and CITLOI S.A.S. upon the terms and subject to the conditions of the U.S. Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, CITLOI S.A.S. may not be required to accept for payment any of the ILOG ordinary shares tendered hereby.

        The undersigned hereby instructs the Financial Intermediary to issue the check to which the undersigned is entitled in the name(s) of the holder(s) shown above under "Description of ILOG Ordinary Shares Tendered." The undersigned hereby instructs the Financial Intermediary to credit the account maintained at Euroclear, France with any ILOG ordinary shares which are not tendered or are not accepted for payment. The undersigned recognizes that the Financial Intermediary will not transfer any ILOG ordinary shares which are not tendered pursuant to the U.S. Offer from the name of the registered holder thereof to any other person.

        For further information, see "THE TENDER OFFER" in the Offer to Purchase.

        The undersigned understands that CITLOI S.A.S. reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the ILOG ordinary shares tendered pursuant to the U.S. Offer, but any such transfer or assignment will not relieve CITLOI S.A.S. of its obligations under the U.S. Offer and will in no way prejudice the rights of holders to receive payment for ILOG ordinary shares validly tendered and accepted for payment pursuant to the U.S. Offer.

        SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS FORM OF ACCEPTANCE SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF ILOG ORDINARY SHARES PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ILOG ORDINARY SHARES IN RESPECT OF WHICH THE U.S. OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE FINANCIAL INTERMEDIARY. CITLOI S.A.S. WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED ILOG ORDINARY SHARES. CITLOI S.A.S.'S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

 SIGN HERE

(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

Signature(s) of Holder(s)

Dated:	, 2008

        (Must be signed by registered owner(s) or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information.)

Name(s):
(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:	(See Substitute Form W-9)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

        1.    Delivery of Form of Acceptance and Ordinary Shares.    This form of acceptance is to be completed by shareholders if they are tendering ILOG ordinary shares to a French financial intermediary or U.S. custodian (each a "Financial Intermediary") in the U.S. Offer. A manually executed copy of this document may be used in lieu of the original. This form of acceptance properly completed and duly executed, and any other documents required by this form of acceptance, must be received by the Financial Intermediary on or prior to the expiration date. If ILOG ordinary shares are forwarded to the Financial Intermediary in multiple transfers, a properly completed and duly executed form of acceptance must accompany each such transfer.

        The method of delivery of this form of acceptance and all other required documents is at the election and risk of the tendering holder of ILOG ordinary shares. The delivery will be deemed made only when actually received by the Financial Intermediary. If such delivery is by mail, it is recommended that such documents be sent by registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional ILOG ordinary shares will be accepted for payment. All tendering holders of ILOG ordinary shares by execution of this form of acceptance (or facsimile thereof) waive any right to receive any notice of the acceptance of their ILOG ordinary shares for payment.

        2.    Inadequate Space.    If the space provided herein is inadequate, the number of ILOG ordinary shares should be listed on a separate schedule attached hereto.

        3.    Signatures on Form of Acceptance; Stock Powers and Endorsements.    If this form of acceptance is signed by the registered owners of the ILOG ordinary shares tendered hereby, the signature must correspond to the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

        If any of the ILOG ordinary shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this form of acceptance.

        If any of the tendered ILOG ordinary shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate forms of acceptance as there are different registrations of certificates.

        If this form of acceptance or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to CITLOI S.A.S. of their authority so to act must be submitted.

        If this form of acceptance is signed by the registered owner(s) of the ILOG ordinary shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for ILOG ordinary shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an eligible institution.

        If this form of acceptance is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered owner or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an eligible institution.

        4.    Transfer Taxes.    CITLOI S.A.S. will pay or cause to be paid any transfer taxes with respect to the tender of ILOG ordinary shares not based on income. If, however, a transfer tax is imposed based on income or for any reason other than the tender of securities in the U.S. Offer, then those transfer taxes, whether imposed on the registered holder or any other persons, will not be payable to the tendering holder.

        Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the ILOG ordinary share certificates listed in this form of acceptance.

        5.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or for additional copies of the Offer to Purchase and the form of acceptance may be directed to the Information Agent or the dealer manager at their respective adress and telephone numbers set forth at the end of this form of acceptance. You may also contact your Financial Intermediary for assistance concerning the U.S. Offer.

        6.    Conditions; Waiver of Conditions.    CITLOI S.A.S.'s obligation to accept ILOG Shares in the U.S. Offer is subject to the conditions set forth in the Offer to Purchase. Such conditions, however, may be waived, in whole or in part, by CITLOI S.A.S., in its sole discretion, at any time and from time to time, in the case of any ILOG ordinary shares tendered. See "THE TENDER OFFER—15. Certain Conditions to the Offers; Withdrawal of the Offers—Conditions to the Offers" in the Offer to Purchase.

        7.    Holders of ILOG ADSs.    Holders of record of ILOG ADSs, wherever resident, must use the ADS letter of transmittal in order to tender their ILOG ADSs into the U.S. Offer. Holders of ILOG ADSs evidenced by ADRs have been sent an ADS letter of transmittal with the Offer to Purchase and may not tender ILOG ADSs using this form of acceptance. If any holder(s) of ILOG ADSs needs to obtain a copy of the ADS letter of transmittal, such holder(s) should contact the Information Agent at the address and telephone numbers set forth at the end of this form of acceptance.

        8.    Holders of ILOG warrants.    U.S. holders of record of ILOG warrants must use the form of acceptance for ILOG warrants in order to tender their ILOG warrants into the U.S. Offer. U.S. holders of ILOG warrants have been sent a form of acceptance for ILOG warrants with the Offer to Purchase and may not tender ILOG warrants using this form of acceptance. If any U.S. holder(s) of ILOG warrants needs to obtain a copy of the form of acceptance for ILOG warrants, such holder(s) should contact the Information Agent at the address and telephone numbers set forth at the end of this form of acceptance.

        9.    No Interest.    Under no circumstances will interest be paid on the purchase price of ILOG ordinary shares, regardless of any delay in payment for such securities.

        10.    Expiration Date.    The expiration date of the U.S. Offer will be 12:00 noon, New York City time, on November 17, 2008, unless the U.S. Offer is extended. CITLOI S.A.S. intends that the U.S. Offer and the French Offer will expire simultaneously. If the AMF, a French regulatory body responsible for regulating tender offers, extends the French Offer for any reason, CITLOI S.A.S. may extend the U.S. Offer so that the U.S. Offer and the French Offer will expire on the same date. If CITLOI S.A.S. extends the U.S. Offer, CITLOI S.A.S. will make a public announcement of the extension, by no later than 9:00 a.m., New York City time, on the next business day after the U.S. Offer was previously scheduled to expire.

        11.    Substitute Form W-9.    Under United States Federal income tax law, if you tender your ILOG ordinary shares, you generally are required to furnish the Financial Intermediary either (i) a properly completed Substitute Form W-9 (below) with your correct taxpayer identification number ("TIN"), if you are a "U.S. person" (as defined in the Offer to Purchase under "THE TENDER OFFER—6. Certain United States Federal and French Income Tax Considerations"), or (ii) a properly completed appropriate Internal Revenue Service Form W-8, if you are a non-U.S. person.

        Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. You will be subject to United States Federal backup withholding at a rate of 28% on all reportable payments made to you pursuant to the U.S. Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below regarding whether you are an exempt payee.

        Backup withholding is not an additional tax. You may credit any amounts withheld by backup withholding against your regular United States Federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

        If you have not been issued a TIN, you may write "Applied For" in the space provided in part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number attached to this form of acceptance. The Financial Intermediary will withhold 28% of all reportable payments unless you provide a TIN to the Financial Intermediary, or have otherwise established an exemption from backup withholding by the time of payment.

        You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, "Withholding of Tax on Nonresident Aliens and Foreign Entities." You can receive the applicable Form W-8 from the Information Agent.

        If you fail to furnish your correct TIN to the Financial Intermediary, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

        Important: this form of acceptance or a manually signed facsimile thereof (together with confirmation of book-entry transfer and all other required documents) must be received by the Financial Intermediary on or prior to the expiration of the U.S. Offer.

IMPORTANT TAX INFORMATION

        Under U.S. Federal income tax law, a shareholder whose tendered ILOG ordinary shares are accepted for payment is generally required by law to provide the Financial Intermediary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Financial Intermediary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to ILOG ordinary shares purchased pursuant to the U.S. Offer may be subject to backup withholding of 28%.

        Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. An appropriate Form W-8 can be obtained from your Financial Intermediary. Exempt shareholders should furnish their TIN, check the "Exempt from backup withholdings" box on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to your Financial Intermediary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

        If backup withholding applies, the Financial Intermediary is required to withhold 28% of any reportable payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a shareholder with respect to ILOG ordinary shares purchased pursuant to the U.S. Offer, the shareholder is required to notify the Financial Intermediary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (b) that (i) such shareholder is exempt from backup withholding (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding and (c) that such shareholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Financial Intermediary

        The shareholder is required to give the Financial Intermediary the social security number or employer identification number of the record holder of the ILOG ordinary shares tendered hereby. If the ILOG ordinary shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Financial Intermediary will withhold 28% of all reportable payments to such shareholder unless a TIN is provided to the Financial Intermediary by the time of payment.

 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

(See Instruction 11)

PAYER'S NAME:

        THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number ("TIN") and certify that you are not subject to backup withholding.

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for TIN and Certification

Name:

Please check the appropriate box indicating your status:	☐ Exempt from backup withholding
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most Social Security Number individuals, this is your social security number. If you do not OR have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write "Applied For" in this Part I, complete the "Certificate Of Awaiting Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION".	Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION".

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date

        Questions and requests for assistance or additional copies of the Offer to Purchase, this form of acceptance, and other tender offer materials may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your U.S. custodian or French financial intermediary, or your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer.

The Information Agent for the U.S. Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038-3650

U.S. Toll Free Number for holders of ILOG ordinary shares in the United States: (800) 334-9405
U.S. Number for banks and brokers: (212) 440-9800
European Toll Free Number: 00800 10 20 10 80

The Dealer Manager for the U.S. Offer is:

UBS Securities LLC
1999 Avenue of the Stars
Suite 3400
Los Angeles, California 90067
(877) 566-3332

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  Exhibit (a)(1)(F)
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS FORM OF ACCEPTANCE CAREFULLY.
SIGN HERE
(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)
TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
(See Instruction 11)
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.